AMENDMENT NO. 1
TO
CALLABLE SECURED CONVERTIBLE NOTES

THIS AMENDMENT NO. 1 TO CALLABLE SECURED CONVERTIBLE NOTES (the “Amendment”) is made as of this 1st day of July, 2005, by and between Grant Life Sciences, Inc., a Nevada corporation (the “Company”), and the holders of Callable Secured Convertible Notes issued by the Company on June 14, 2005 set forth on the signature page hereof (each, a “Holder” and, collectively, the “Holders”). Capitalized terms used herein and not defined shall have the meanings given to them in the Notes (as defined below).

W I T N E S S E T H:

WHEREAS, in connection with the closing of a private placement transaction, the Company issued Callable Secured Convertible Notes in the aggregate principal amount of $700,000 to the Holders on June 14, 2005 (each, a “Note” and, collectively, the “Notes”);

WHEREAS, the Company and the Holders desire to amend certain provisions of the Notes; and

WHEREAS, Section 4.3 of the Notes permits an amendment of the terms by an instrument in writing signed by the Company and the Holders of the outstanding Notes.

NOW, THEREFORE, in consideration of the foregoing, which is incorporated herein by reference, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders, intending to be legally bound hereby, agree to amend the Notes as follows:

1. Payment of Interest on the Notes. The parties to this Amendment hereby agree that, notwithstanding anything to the contrary contained in the Notes, any and all payments of interest on the Notes shall be made, at the option of the Company (and not of the Holder), in cash or in shares of Common Stock at the then applicable Conversion Price.

2. Conflicts.

(a)  To the extent there is any conflict between the terms of the Notes and the terms hereof, the terms of this Amendment shall take precedence.

(b)  Except as herein amended, the Notes shall remain unchanged and in full force and effect. Each and every term, covenant and condition of the Notes, not specifically preempted hereby, is incorporated herein such that the Notes and this Amendment thereto shall be read and construed as one instrument.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one (1) instrument.

In Witness Whereof, the Company and the Holders have caused this Amendment to be duly executed by its officers, thereunto duly authorized as of the date first above written.

GRANT LIFE SCIENCES, INC.,
a Nevada corporation

By: /s/ Don Rutherford
Name: Don Rutherford
Title: Chief Financial Officer

AJW PARTNERS, LLC

By: /s/ Corey S. Ribotsky
Name: Corey S. Ribotsky
Title: Manager

AJW QUALIFIED PARTNERS, LLC

By: /s/ Corey S. Ribotsky
Name: Corey S. Ribotsky
Title: Manager

AJW OFFSHORE, LTD.

By: /s/ Corey S. Ribotsky
Name: Corey S. Ribotsky
Title: Manager

NEW MILLENNIUM CAPITAL
PARTNERS II, LLC

By: /s/ Corey S. Ribotsky
Name: Corey S. Ribotsky
Title: Manager